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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                                November 17, 2005

                        (Date of earliest event reported)
                          ----------------------------

                                    a21, INC.
               (Exact name of registrant as specified in charter)

                                      Texas
         (State or other Jurisdiction of Incorporation or Organization)

        333-68213                                                74-2896910
 (Commission File Number)                                      (IRS Employer
                                                             Identification No.)
                             7660 Centurion Parkway
                           Jacksonville, Florida 32256
              (Address of Principal Executive Offices and zip code)
                                  904-565-0066
                             (Registrant's telephone
                          number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement

      On November 17, 2005, a21, Inc. (OTCBB: ATWO), a Texas corporation (the "Company") consummated a financing with its existing investors, Ahab International, Ltd. ("Ahab International") and Ahab Partners, L.P. ("Ahab Partners" and together with Ahab International, "Ahab"). As part of this financing, SuperStock, Inc. and the Company entered a loan agreement dated as of November 8, 2005 with Ahab pursuant to which SuperStock issued two promissory notes in the aggregate principal amount of $690,000 (the "Notes") and received from Ahab two certificates of deposit ("CDs") in like amount. The CDs will replace current deposits maintained by SuperStock which secure the letter of credit issued in lieu of the security deposit required under SuperStock's capital lease for its headquarters in Jacksonville, Florida. The Notes and the CDs each are for three year terms. The interest rate on the Notes is 10% per annum, paid annually plus any return earned on the CDs. A copy of the loan agreement and Notes are filed hereto as Exhibits 10.29 and 10.30, respectively.

      In connection with the issuance of the Notes, SuperStock entered into a security agreement (the "Security Agreement") pursuant to which it granted a security interest in the Collateral (as defined therein) behind the Senior Indebtedness (as defined in the Intercreditor Agreement, which was also entered into by SuperStock in connection with the issuance of the Notes). Copies of the Security Agreement and Intercreditor Agreement are filed herewith as Exhibits
10.31 and 10.32, respectively.

Item 3.02 Unregistered Sales of Equity Securities

      In connection with the financing described in Item 1.01 above, the Company issued to Ahab an aggregate of 200,000 shares (the "Shares") of its common stock. The issuance of the Shares was exempt from registration under the Securities Act of 1933, as amended, under Section 4(2) thereof. Pursuant to the loan agreement, Ahab has identical piggyback registration rights with respect to the Shares as previously set forth in its subscription agreement dated as of September 8, 2005.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

10.29             Loan Agreement dated as of November 8, 2005.

10.30             Notes dated as of November 8, 2005.

10.31             Security Agreement dated as of November 8, 2005

10.32             Intercreditor Agreement dated as of November 8, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       A21, INC.

Date:  November 23, 2005               By:
                                              ----------------------------------
                                              Name:  Albert Pleus
                                              Title:    Chief Executive Officer